CROMWELL GREENSPRING MID CAP FUND

Investor Class Shares (GRNPX)	Institutional Class Shares (GRSPX)

Summary Prospectus	April 30, 2024

Before you invest, you may want to review the Cromwell Greenspring Mid Cap Fund’s (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2024, are incorporated by reference into this summary prospectus. You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at www.thecromwellfunds.com/funds/greenspring-mid-cap-fund. You can also get this information at no cost by calling 1-855-625-7333 or by sending an e-mail request to info@thecromwellfunds.com.

Investment Objective
Cromwell Greenspring Mid Cap Fund’s (the “Greenspring Fund” or the “Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.39%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(1)	1.41%	1.16%
(1)Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus, because Acquired Fund Fees and Expenses are not included in the ratio.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that you then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$144	$446	$771	$1,691
Institutional Class	$118	$368	$638	$1,409
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2023, the portfolio turnover rate of the Fund was 18% of the average value of its portfolio.

Principal Investment Strategies
The Fund primarily invests in equity securities its investment sub-adviser, Corbyn Investment Management, Inc. (the “Corbyn Sub-Adviser” or “Sub-Adviser”), believes are undervalued at the time of purchase and have the potential to provide capital appreciation, income, or a combination of both. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of mid-sized capitalization U.S. companies (“mid cap companies”) at time of purchase which, for the purposes of the Fund, are those companies with market capitalizations similar to the market capitalizations of companies listed in the Russell Midcap® Index or the S&P MidCap 400® Index. The Fund’s equity securities investments may include common and preferred stocks of United States companies. As of March 31, 2024, the market capitalization of companies in the Russell Midcap® Index ranged from approximately $0.4 billion to $89.0 billion and the market capitalization of companies in the S&P MidCap 400® Index ranged from approximately $1.4 billion to $24.9 billion. The companies in which the Fund may invest are those the Corbyn Sub-Adviser believes provide an attractive risk/reward value and are undervalued relative to historical valuations, the company’s peers, or the securities market in general. The Sub-Adviser utilizes a bottom-up, fundamental “value” investing approach. The Sub-Adviser considers several factors, including, but not limited to, a company’s market position, management quality, balance sheet strength, free cash flow generation, and industry or company-specific catalysts. The Fund invests primarily in U.S.-listed companies. The Sub-Adviser may sell a security for a variety of reasons, including, but not limited to, when the Sub-Adviser’s analysis indicates that (1) continued investment in the security no longer represents a favorable risk-reward relationship; (2) a new security is determined to have a more attractive valuation; (3) the current business, future outlook or management of a particular company’s security has deteriorated; or (4) general market conditions favor a sale.

Principal Risks
In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the

Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund are:

•Mid-Cap Securities Risk. Equity securities of mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than equity securities of larger companies. Because these businesses frequently rely on narrower product lines and niche markets, they can suffer isolated setbacks.

•Industrial Sector Risk. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, tariffs and trade barriers, and tax and governmental regulatory policies. As the demand for, or prices of, industrials increase, the value of the Fund’s investments generally would be expected to also increase. Conversely, declines in the demand for, or prices of, industrials generally would be expected to contribute to declines in the value of such securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.

•Recent Market Events Risk. U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including rising inflation, the possibility of a national or global recession, the war between Russia and Ukraine, and the conflict between Israel and Hamas. Inflation and rapid fluctuations in inflation rates may have negative effects on the economies and securities markets of the United States and other countries. Pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. The ongoing armed conflict between Ukraine and Russia in Europe and Israel and Hamas in the Middle East could have severe adverse effects on the regional or global economies and the markets for certain securities.

•Equity Securities Risk. Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in a portfolio manager’s ability to anticipate such changes that can adversely affect the value of the Fund’s holdings.

•Market Changes Risk. The value of the Fund’s investments may change because of broad changes in the markets in which the Fund invests, which could cause the Fund to underperform other funds with similar objectives. From time to time, markets may experience periods of acute stress that may result in increased volatility and increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value (“NAV”) of the Fund’s shares.

•Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

•Management Risk. Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Sub-Adviser’s investment techniques and risk analysis will produce the desired result.

•Large-Capitalization Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive dividends and a fixed share of the proceeds from the company’s liquidation. Preferred stock is subject to issuer-specific and market risk applicable generally to equity securities, and is also subject to many of the risks associated with debt securities, including interest rate risk. The value of preferred stock may decline if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer’s financial condition or prospects than are the prices of debt securities.

•Other Investment Companies Risk. Investing in other investment companies subjects the Fund to those risks affecting the investment companies themselves, including the possibility that the value of the underlying securities held by an investment company could decrease or an investment company’s portfolio becomes illiquid. Additionally, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. To the extent that the Fund invests in other investment companies, investors in the Fund will bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of the investment companies in which the Fund invests.

•Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund and the Sub-Adviser are susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund, the Sub-Adviser, or the Fund’s service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

•Market Disruption Risks Related to Armed Conflict. As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or in a geographic region, for example the current conflicts between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, has the potential to adversely impact a Fund’s investments. Such conflicts, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty, which may result in a negative impact on Fund performance and the value of an investment in the Fund.

Performance
The bar chart demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The Average Annual Total Returns table also demonstrates these risks by showing how the Fund’s average annual returns for the 1-year, 5-year, 10-year, and since inception periods compare with those of a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures.

Effective August 14, 2023, Greenspring Fund, Inc. (the “Predecessor Fund”), reorganized into the Fund (the “Reorganization”). Following the Reorganization, the Fund made certain changes to its principal investment strategies. Accordingly, performance information shown prior to August 14, 2023, is based on the Predecessor Fund’s principal investment strategies, and may not be representative of the Fund’s performance under its current principal investment strategies. Accordingly, the returns for Institutional Class shares in the bar chart and table are the returns of the Predecessor Fund. The Predecessor Fund did not offer Investor Class shares. Returns of the Investor Class shares shown in the table prior to the Reorganization reflect the returns of the Institutional Class shares, adjusted to reflect the expenses of the Investor Class. The performance returns for the Investor Class will be lower than those of the Institutional Class due to the higher expenses.

The Fund has adopted the Financial Statements of the Predecessor Fund. The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.thecromwellfunds.com or by calling the Fund at 1-855-625-7333 (toll free).

Calendar Year Total Return
for Institutional Class Shares as of December 31
Best Quarter: 16.94% (Quarter ended December 31, 2020)
Worst Quarter: -26.16% (Quarter ended March 31, 2020)

Average Annual Total Returns (For the periods ended December 31, 2023)	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	11.95%	10.22%	5.65%
Return After Taxes on Distributions	10.13%	8.50%	3.87%
Return After Taxes on Distributions and Sale of Fund Shares	8.24%	7.88%	4.07%
Russell Mid Cap Index (reflects no deduction for fees, expenses, or taxes)	17.23%	12.68%	9.42%
Russell 3000® Value Index(1) (reflects no deduction for fees, expenses, or taxes)	11.66%	10.84%	8.28%

(1) Effective August 14, 2023, the Russell Mid Cap Index has replaced the Russell 3000® Value Index as the Fund’s primary benchmark as the Russell Mid Cap Index is more closely aligned with the Fund’s principal investment strategies and portfolio holdings.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for the Institutional Class shares only and after-tax returns for the other classes will vary. In certain cases, Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other return figures for the same period when a capital loss occurs upon the redemption of Fund shares because there is an assumed tax deduction that benefits the investor.

Management
The Adviser
Cromwell Investment Advisors, LLC (the “Adviser”) is the Fund’s investment adviser.

The Sub-Adviser
Corbyn Investment Management, Inc. is the Fund’s investment sub-adviser.
Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund:

Charles vK. Carlson, CFA®
President and Director, Corbyn Sub-Adviser;
Portfolio Manager of the Fund and the Predecessor Fund since January 1987.

Michael Goodman, CFA®
Senior Investment Analyst, Corbyn Sub-Adviser;
Portfolio Manager of the Fund and the Predecessor Fund since May 2022.

Purchase and Sale of Fund Shares
You may purchase or redeem shares by mail addressed to Cromwell Greenspring Mid Cap Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by telephone at 1-855-625-7333 (toll free), on any day the New York Stock Exchange (“NYSE”) is open for trading, or through a broker-dealer or other financial intermediary (such as a bank) approved by the Fund (an “Authorized Intermediary”). You may also purchase or redeem Fund shares by wire transfer. Purchases and redemptions by telephone are permitted if you have previously established these options for your account. Investors who wish to purchase or redeem Fund shares through an Authorized Intermediary should contact the Authorized Intermediary directly.

Minimum Investment Amounts

	Initial Investment	Subsequent Investments
Investor Class
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100
Institutional Class
Regular Accounts	$100,000	$100
Individual Retirement Accounts	$25,000	$100
Tax Information
The Fund’s distributions may be taxed as ordinary income unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. A portion of the Fund’s distributions may also be taxable as long-term capital gain. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.